Exhibit 99.2

ValmontIndustries,Inc. Second Quarter 2019 Earnings Presentation July 24, 2019

Forward-looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 2 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation

2Q 2019 Segment Revenue and Market Drivers TOTAL 2Q 2019 REVENUE: $700.9M 22.1% of Sales MARKET DRIVERS Organic Growth and Acquisitions Support Long-Term Revenue Growth Targets 3 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation • Growth led by North American transportation and wireless communication market demand • Has driven higher backlogs, improved pricing and extended industry lead times • Stronger than expected demand from grid hardening and modernization • Industry lead times extending; capacity additions in existing facilities are underway • Higher sales from general economic demand and pricing discipline • Value-added technology offerings and acquisitions also driving growth • Adverse weather conditions and continued low net farm income levels weighing on farmer sentiment and demand • International sales higher led by Brazil and EMEA region $258.7M Engineered Support Structures 36.9% of Sales $209.8M Utility Support Structures 29.9% of Sales $98.4M Coatings 14.0% of Sales $155.2M Irrigation N.A.: $102.8M | International: $52.4M

2Q 2019 Summary $M, except for per share amounts $1.90 $1.90 1 Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document 4 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation Revenue Operating Income Diluted EPS +2.7% 0.0% (9.9%) +30.1% (4.0%) $700.9 $682.4 20192018 $70.7 $63.7 $63.7$63.7 GAAPAdjusted 1 20192018 $1.98 GAAPAdjusted 1 20192018 • Sales growth driven by North American transportation and wireless communication demand, acquisitions, and improved pricing across all segments • Improved profitability in ESS from operational transformation benefits and pricing discipline, offset by lower results in international irrigation and the international portion of Utility Support Structures • Earnings per share growth impacted by one-time expenses of approximately $6.0 million related to certain non-recurring items in the Utility Support Structures and Coatings segments $1.46

2Q Results | Engineered Support Structures ($M) Key Statistics Revenue Operating Income $20.8 $257.5 $246.0 $18.4 2019 2018 2019 2018 2018 Adj COMMENTARY • Segment sales growth led by strong demand in North American transportation markets, higher wireless communication and components sales and acquisitions Operating income growth driven by 2018 operational transformation efforts and pricing discipline Completed the acquisition of Connect-It Wireless, a Florida-based distributor of wireless site components • • Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations 5 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation $13.0 2018 Revenue1 $246.0 5.6 8.1 6.5 (8.7) Volume Pricing/Mix Acquisitions Currency Translation 2019 Revenue1 $257.5

2Q Results | Utility Support Structures ($M) Key Statistics Revenue Operating Income $209.1 $196.5 $22.3 $20.8 2019 2018 2019 2018 2018 Adj COMMENTARY • • Higher revenues led by acquisitions completed during the past year and improved pricing in bid markets Profitability was positively impacted by pricing actions and improved factory performance in North America, offset by lower results in the international portion of the business One-time expenses of approximately $3.0 million from the completion of a multi-year accommodation from 2015 that will not repeat • Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations 6 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation $16.0 2018 Revenue1 $196.5 (6.2) 9.2 10.8 (1.2) Volume Pricing/Mix Acquisitions Currency Translation 2019 Revenue1 $209.1

2Q Results | Coatings ($M) Key Statistics Revenue Operating Income $81.1 $15.1 $74.5 $14.9 2019 2018 2019 2018 COMMENTARY • • • • Higher global sales led by general economic growth, recent acquisitions and pricing discipline Improved pricing and acquisitions also drove higher profitability One-time expenses of approximately $3.0 million associated with a legal settlement, impacted results Experiencing growth in all served markets and geographies Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations 7 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation 2018 Revenue1 $74.5 (6.0) 3.7 10.7 (1.8) Volume Pricing/Mix Acquisitions Currency Translation 2019 Revenue1 $81.1

2Q Results | Irrigation ($M) Key Statistics Revenue Total Operating Income $27.7 $111.6 $100.8 North America International 2018 2019 2018 2019 COMMENTARY • North American sales decreased due to adverse weather, including a very wet spring, and continued low net farm income levels International sales growth led by stronger demand in Brazil and the EMEA region Benefits of pricing discipline were more than offset by lower volumes and factory deleverage 2019 year-to-date technology sales are $25.9M, calculated as a subset of total segment revenue • • • Note: Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document; 1 Net sales after intersegment eliminations 8 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation $52.4 $49.1 $21.5 2018 Revenue1 $160.7 (6.2) 0.6 0.5 (2.4) Volume Pricing/Mix Acquisitions Currency Translation 2019 Revenue1 $153.2

YTD Cash Flow Highlights 2019 YTD Cash Flow | FCF Reconciliation 9 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation Net Cash Flows from Operating Activities $113.4$53.7 (49.3)(31.8) Purchase of Property, Plant & Equipment Free Cash Flows $64.1$21.9 ($M) YTD 6/29/19 YTD 6/30/18 Net Cash Flows from Operating Activities $113.4$53.7 (115.6)24.1 (55.7)165.1 Net Cash Flows from Investing Activities Net Cash Flows from Financing Activities Cash and Debt Highlights $256.9M ($159.3M ex-U.S.) Cash at 06/29/2019 $765.5M Total Long-Term Debt at 06/29/2019

Capital Allocation | A Balanced Approach ($M) 2019 YTD Capital Deployment • 2Q spending driven by 4 factory expansions to support $82 • $82M excludes the purchase of the remaining 20% of • Supported by free cash flows Capital Expenditures Acquisitions Share Repurchases Dividends Aligned with Capital Allocation Commitments Announced in 2014 10 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation Returning Cash to Shareholders Growing Our Business $49 $38 $16 Capital Expenditures •Working capital investment to support investments in people, technology and systems strong global market demand •Total CapEx of $90-$100M expected in 2019 Acquisitions •Strategic fit + market expansion •Returns exceeding cost of capital within 3 years the non-controlling interest in Walpar for $23M Share Repurchases •Opportunistic approach •$229.0M remains on current authorization on 6/29/19 Dividends •Payout ratio target: 15% of earnings •Current payout: 20%

2019 Financial Guidance and Key Assumptions 2019 Full Year Financial Outlook and Key Metrics PRIOR CURRENT 1 Additional 2019 acquisitions not included in guidance. 11 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation Diluted EPS $8.30 - $8.90 $8.10 - $8.70 Revenue Growth1 7% – 8% 6% – 7% Operating Margin Improvement 20 – 50 bps 10 – 40 bps Global Effective Tax Rate ~25% No Change Capital Expenditures $90M – $100M No Change • • • • • KEY ASSUMPTIONS Revenue growth: evenly divided between organic and completed acquisitions Raw material inflation expected flat to slightly deflationary Unfavorable foreign exchange translation impact ~1.5% of net sales Free cash flow expected to be ~ 1X net earnings ROIC > 10%

InsightsTM Anomaly Detection Valley Example of Insight Leading to Efficiency Aerial View of Field Highest Temperature Higher Temperatures Indicate Potential Lack of Irrigation Lowest Temperature Advancing the Industry by Transforming the Pivot 12 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation •Issue was determined to be a plugged sprinkler nozzle •Problem automatically detected via early season Valley Insights utilizing the Prospera AI algorithm •Problem sprinkler detected two months earlier than traditional flight-based detection service •Grower was able to efficiently dispatch maintenance crew to specific nozzle as opposed to checking entire section of pivot

Summary of 2019 Outlook 01 02 03 04 05 13 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation Financial outlook revisions driven by lower international irrigation project demand, non-recurring expenses and FX Continuing a balanced capital allocation strategy, generating strong cash flows Commodity price improvements providing irrigation tailwind; technology sales will continue to grow Expect margin improvement in infrastructure businesses in the second half of 2019 Remain committed to price discipline and price leadership in all segments and markets

APPENDIX 14 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation

Second Quarter and YTD 2019 Financial Summary $M, except for per share amounts 1 Please see Reg G reconciliation of non-GAAP financial measures to GAAP measures at end of the document. 15 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation YTD 2019 YTD 2018 Change $489.0 $475.7 2.8% 453.8 407.6 11.3% 185.2 176.5 4.9% 308.0 350.9 -12.2% - 23.1 (43.0) (52.7) -18.4% $1393.0 $1,381.1 0.9% $118.8 $127.6 -6.9% $118.8 $139.0 -14.5% $77.9 $72.2 7.9% $77.9 $87.3 -10.8% $3.56 $3.18 11.9% $3.56 $3.84 -7.3% Gross Sales 2Q 2019 2Q 2018 Change Engineered Support Structures $258.7 $250.7 3.2% Utility Support Structures 209.8 197.7 6.1% Coatings 98.4 91.6 7.4% Irrigation 155.2 162.9 -4.7% Other - 4.7 Intersegment Sales (21.3) (25.2) -15.5% Net Sales $700.9 $682.4 2.7% Operating Income $63.7 $63.7 0.0% Adjusted Operating Income1 $63.7 $70.7 -9.9% Net Income (loss) $41.4 $33.0 25.5% Adjusted Net Income1 $41.4 $44.7 -7.4% Diluted Earnings (loss) Per Share (EPS) $1.90 $1.46 30.1% Adjusted Diluted (EPS) $1.90 $1.98 -4.0%

Calculation of Adjusted EBITDA & Leverage Ratio

Certain of our debt agreements contain covenants that require us to maintain certain coverage ratios. Our Debt/Adjusted EBITDA may not exceed 3.5X Adjusted EBITDA (or 3.75X Adjusted EBITDA after certain material acquisitions) of the prior four quarters. See "Leverage Ratio " below.

	TTM 29-Jun-19
Net earnings attributable to Valmont Industries, Inc.	$ 99,988
Interest expense	41,367
Income tax expense	42,586
Depreciation and amortization expense	81,754
EBITDA	265,695
Impairment of goodwill and intangible assets	15,780
Cash restructuring expenses	20,403
Impairment of property, plant and equipment	10,153
EBITDA from acquisitions (months not owned by Company)	5,177
Adjusted EBITDA	$ 317,208
Debt	$ 786,707
Leverage Ratio	2.48

16 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation

valmont

Summary of Effect of Significant Non-recurring Items on Reported Results

VALMONT INDUSTRIES, INC. AND SUBSIDIARIES
SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS
REGULATION G RECONCILIATION
(Dollars in thousands, except per share amounts)
(unaudited)

The non-GAAP tables below disclose the impact on (a) diluted earnings per share of (1) restructuring and related asset impairment costs and (2) the loss from divestiture of its grinding media business, (b) operating income of (1) restructuring and related asset impairment costs and (c) segment operating income for this same category of expense. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and operating income to be taken into consideration by management and investors with the related reported GAAP measures.

	13 Weeks Ended June 30, 2018	Diluted earnings per share	26 Weeks Ended June 30, 2018	Diluted earnings per share
Net earnings attributable to Valmont Industries, Inc. - as reported	$ 32,960	$ 1.46	$ 72,241	$ 3.18
Restructuring expenses - pre-tax	7,019	0.31	11,419	0.50
Loss from divestiture of grinding media business, pre-tax	6,084	0.27	6,084	0.27
Total Adjustments	13,103	0.58	17,503	0.77
Tax effect of adjustments *	(1,354)	(0.06)	(2,429)	(0.11)
Net earnings attributable to Valmont Industries, Inc. - Adjusted	$ 44,709	$ 1.98	$ 87,315	$ 3.84
Average shares outstanding (000's) - Diluted		22,573		22,684

* The tax effect of adjustments is calculated based on the income tax rate in each applicable jurisdiction.

17 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation

Summary of Effect of Significant Non-recurring Items on Reported Results For the Second Quarter Ended June 30, 2018 Engineered Infrastructure Products Utility Support Structures Other/ Corporate Segment Operating Income Reconciliation Coatings Irrigation Operating income - as reported Restructuring expenses $ 12,965 5,419 $ 20,841 1,474 $ 14,868 - $ 27,728 - $ (12,732) 126 Adjusted Operating Income $ 18,384 $ 22,315 $ 14,868 $ 27,728 $ (12,606) Net sales 250,711 197,719 91,572 162,936 18 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation Operating Income as a % of Sales5.2%10.5%16.2%17.0%NM Adjusted Operating Income as a % of Sales7.3%11.3%16.2%17.0%NM

Summary of Effect of Significant Non-recurring Items on Reported Results Thirteen Weeks Ended June 30, 2018 Twenty-six Weeks Ended June 30, 2018 Operating Income Reconciliation Operating income - as reported Restructuring expenses Adjusted Operating Income Net Sales - as reported Operating Income as a % of Sales Adjusted operating income as a % of Sales $ 63,670 $ 127,630 7,019 11,419 70,689 139,049 $ 682,405 9.3% 10.4% $ 1,381,089 9.2% 10.1% 19 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation

Summary of Effect of Significant Non-recurring Items on Reported Results Structures 20 | July 24, 2019 | Valmont Industries, Inc. | Q2 2019 Earnings Presentation For the Second Quarter Ended June 29, 2019 Calculation of Changes in Net Sales Engineered Support Structures Utilty Support Coatings Irrigation TOTAL* 2019 Net Sales, as reported $ 258,748 $ 209,829 $ 98,406 $ 155,185 $ 700,871 Currency translation 8,684 1,241 1,786 2,371 14,082 2019 Net Sales, constant currency $ 267,432 $ 211,070 $ 100,192 $ 157,556 $ 714,953 2018 Net sales, as reported $ 250,711 $ 197,719 $ 91,572 $ 162,936 $ 682,405 Less prior year sales from divested grinding media - - - - 4,681 2018 Net Sales, adjusted $ 250,711 $ 197,719 $ 91,572 $ 162,936 $ 677,724 % Change in Net Sales, as reported 3.20% 6.10% 7.50% -4.80% 2.70% % Change in Net Sales, constant currency 6.70% 6.80% 9.40% -3.30% 4.80% % of Net Sales, constant currency and divestiture N/A N/A N/A N/A 5.50% * The sum of the columns will not agree to the Total column due to intersegment sales